UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2004

Penford Corporation

(Exact name of registrant as specified in its charter)

Washington	0-11488	91-1221360
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7094 South Revere Parkway,
Englewood, Colorado		80112-3932
(Address of principal executive offices		(Zip Code)

303-649-1900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01: Regulation FD Disclosure
Item 9.01: Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release
Investor Presentation

Item 7.01: Regulation FD Disclosure

On September 13, 2004, Penford Corporation (the “Company”) issued a press release announcing that its industrial starch facility in Cedar Rapids, Iowa is operating effectively and continuing to serve customers despite a strike that began on August 1, 2004. A copy of the press release is furnished as Exhibit 99.1.

On September 13, 2004, Steven O. Cordier, Vice President and Chief Financial Officer of the Company, presented to certain investors at the Roth Capital Partners New York Conference the information presented in the slides as filed as Exhibit 99.2 to this Current Report which is incorporated herein by reference. The presentation and the accompanying slides can be viewed through the Company’s website at www.penx.com for 90 days subsequent to the presentation.

The information contained in this Current Report on Form 8-K, including the exhibits attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section, nor shall it be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 9.01: Financial Statements and Exhibits

(c) Exhibits

     The following exhibits are furnished in accordance with Item 601 of Regulation S-K:

Exhibit No.	Description
99.1	Press release dated September 13, 2004
99.2	Investor presentation given September 13, 2004

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Penford Corporation
(Registrant)

September 14, 2004	/s/ Steven O. Cordier
Steven O. Cordier
Vice President, Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

     Pursuant to Item 601(a)(2) of Regulation S-K, this exhibit index immediately precedes the exhibits.

Exhibit No.	Description
99.1	Press release dated September 13, 2004
99.2	Investor presentation given September 13, 2004

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